                                                                   EXHIBIT 99.26


DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2001
                                      AND
                            FOR THE MONTH THEN ENDED


The Delta Queen Steamboat Company (the "Debtor") received the information required to analyze and reconcile the accounts and other information contained in the attached December Monthly Operating Report too late to perform such analyses and reconciliations prior to the report's filing. Accordingly, the accounts and other information contained in the December Monthly Operating Report are subject to adjustment and reconciliation and may change materially once the analyses and reconciliations are performed.

Subject to the foregoing possible material modifications and possible revisions, in accordance with title 28, section 1746, of the United States Code, I declare under pen'ity of perjury that I have examined the attached December Monthly Operating Report (Attachments 1 through 9) and the accompanying attachments and, to the best of my knowledge, these documents are true, correct, and complete.




/s/ Nicholas J. Davison
-------------------------------
Nicholas J. Davison
Senior Vice President




/s/ Randall L. Talcott
-------------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (EIK)


                            MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2001
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1              Summary of Bank and Investment Accounts
Attachment 2              Schedule of Receipts and Disbursements
Attachment 3              Bank and Investment Account Statements
Attachment 4              Income Statement
Attachment 5              Balance Sheet
Attachment 6              Summary of Due To/Due From Intercompany Accounts
Attachment 7              Accounts Receivable Aging
Attachment 8              Accounts Payable Detail
Attachment 9              Notes to December Monthly Operating Report

                     Summary Of Bank And Investment Accounts       Attachment 1
SUMMARY                  The Delta Queen Steamboat Co.
THE DELTA                   Case No: 01-10970 (EIK)                   UNAUDITED
QUEEN STEAMBOAT CO.      For Month Of December, 2001


                                             Balances
                                    -------------------------------      Receipts &            Bank
                                        Opening          Closing        Disbursements        Statements              Account
Account                             As Of 12101/01   As Of 12/31/01       Included            Included              Reconciled
-------                             --------------   --------------     -------------       -------------           -----------

Delta Queen Controlled Disb           24,488.12        126,466.59        Yes                Yes                     No
Hibernia
Account # - 542027373

Delta Queen Master Cash              665,749.75        154,609.13        Yes                Yes                     No
Hibernia
Account # - 812-395-335

Delta Queen Payroll                  174,416.26         79,094.02        Yes                No - Not                No
Hibernia                                                                                    Concentration
Account # - 812-395-289                                                                     Account

The Delta Queen Steamboat Co.              0.00              0.00        No -               No -                    No -
LaSalle - Wealth Management                                              No Activity        No Activity             No Activity
Account #- TNE-043290

The Delta Queen Steamboat Co.              0.00              0.00        No-                No - Not                No -
AmSouth                                                                  No Activity        Concentration           No Activity
Account # - 19356307                                                                        Account

Delta Queen                                0.00              0.00        No -               No - Not                No -
LaSalle                                                                  No Activity        Concentration           No Activity
Account # - 5800155771                                                                      Account

DQ Credit Card                         3,617.00              0.00        Yes                No - Not                No
Bank One                                                                                    Concentration
Account ## - 552-0110062868                                                                 Account

DQ Master Cash                             0.00              0.00        No -               No - Not                No -
Master Cash                                                              No Activity        Concentration No        Activity
Account # - 552-0110256700                                                                  Account

The Delta Queen Steamboat Co         147,167.67        381,343.44        Yes                No - Not                No
Receipts                                                                                    Concentration
Hibernia                                                                                    Account
Account # - 882-390-047

The Delta Queen Steamboat Co               0.00        239,567.00        Yes                No - Not                No
Receipts                                                                                    Concentration
LaSalle                                                                                     Account
Account # - 5800155839

                           Receipts & Disbursements              Attachment 2-1
                         The Delta Queen Steamboat Co.
R&D - HIBERNIA              Case No: 01-10970 (EIK)                   UNAUDITED
DQ CONTROLLED DISB                 Hibernia
                            Controlled Disbursements
                             Account # - 542027373
                         1 December 01-- 31 December 01


Opening Balance -1 Dec 01
                                   24,488.12

Receipts
                                  845,110.64       From The Delta Queen Steam Boat Co. -
                                                   Hibernia - DQSC Master Cash -Account (812-395-335)
                                 -----------
                                  845,110.64       Total Receipts

Disbursements
                                   (2,842.29)      Accounting
                                  (22,378.27)      Benefits
                                  (53,478.10)      Crew Medical
                                     (144.83)      HR Fees
                                  (68,775.31)      I.T.
                                 (112,416.16)      Insurance
                                  (11,143.00)      Maintenance
                                  (83,814.39)      Office - NOLA
                                  (70,659.91)      Office - Other
                                  (37,071.41)      Professional-Fees
                                 (34,84-1.13)      Sales & Marketing
                                   (3,900.46)      Steamer Check Replacement
                                  (58,203.96)      Travel & Entertainment
                                  (62,429.12)      Vessel Ops - DQ
                                 (121,033.83)      Vessel Ops - Other
                                 -----------

                                 (743,132.17)      Total Disbursements


Closing Balance - 31 Dec 01
                                  126,466.59

                             Receipts & Disbursements            Attachment 2-2
                          The Delta Queen Steamboat Co.
R&D - HIBEMIA                 Case No: 01-10970 (EIK)                 UNAUDITED
DQ MASTER CASH                      Hibernia
                                 DQ Master Cash
                            Account # - 812-395-335
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                    665, 749.75

Receipts
                                       3,542.35       From Great Independence Ship Co. - Bank of Hawaii -
                                                      Independence Steamer-Account (0001-029126)
                                      48,274.14       From American Hawaii Properties Corporation - Bank
                                                      of Hawaii - General Account - Account (0001-037773)
                                       8,716.80       From Oceanic Ship Co. - Bank of Hawaii -
                                                      Patriot Steamer - Account (0081-845093)
                                   1,300,000.00       From American Classic Voyages Co - Credit Suisse
                                                      Asset Management - Account (247003452)
                                     258,000.00       From AMCV Cruise Operations, Inc. - First Union -
                                                      AMCV Cruise Ops Master Cash - Account (2090002602362)
                                      99,000.00       From Great AQ Steamboat, LLC - Hibernia -
                                                      AQ Steamer - Account (812-395-343)
                                       5,632.25       From American Classic Voyages Co - LaSalle -
                                                      AMCV Master Cash - Account (2355464)
                                      62,588.98       From Ocean Development Co. - LaSalle -
                                                      ODC Disbursement-Account (5800156167)
                                      24,439.91       From Great Pacific NW Cruise Line, LLC- US Bank -
                                                      CQ Payroll - Account (153390417191)
                                       1,299.27       Local Deposits
                                  -------------
                                   1,811,493.70       Total Receipts

Disbursements
                                    (845,110.64)      To The Delta Queen Steam Boat Co. -
                                                      Hibernia - DQSC Contr. Disb. -Account (542027373)
                                     (50,000.00)      To American Hawaii Properties Corporation - Bank One -
                                                      AHC Honolulu Payroll--Account (552-0110673379)
                                     (33,000.00)      To Great Hawaiian Properties Corporation - Bank One -
                                                      AHC Mainland Payroll -Account (552-0110673387)
                                    (199,000.00)      To Great AQ Steamboat, LLC- Hibernia -
                                                      AQ Steamer - Account (812-395-343)
                                     (30,000.00)      Benefits
                                    (130,000.00)      To American Classic Voyages Co. - Chase -
                                                      AMCV Medical Benefits - Account (002-2-426522)
                                    (360,000.00)      To The Delta Queen Steam Boat Co. - Hibernia -
                                                      DQ Payroll - Account (812-395-289)
                                     (39,500.00)      To Great River Cruise Line, LLC - DQ Petty Cash
                                     (75,000.00)      To Great River Cruise Line, LLC - Hibernia -
                                                      DQ Steamer-Account (812-395-270)
                                    (120,322.35)      Insurance
                                    (100,000.00)      To Great Ocean Cruise Line, LLC - Hibernia -
                                                      MQ Steamer - Account (812-502-719)
                                        (552.43)      Office - New Orleans
                                     (14,267.94)      Office - Other
                                    (116,514.02)      Payroll
                                     (60,131.88)      Professional Fees
                                    (138,565.55)      Vessel Operations - DQ
                                     (10,669.50)      Vessel Operations - Other
                                          (0.01)      Adjustment
                                  -------------
                                  (2,322,634.32)      Total Disbursements

Closing Balance - 31 Dec 01
                                 154, 609.13

                           Receipts & Disbursements              Attachment 2-3
                         The Delta Queen Steamboat Co.
R&D - HIBERNLA              Case No: 01-10970 (EIK)                   UNAUDITED
DQ PAYROLL                          Hibernia
                                   DQ Payroll
                            Account # - 812-395-289
                         1 December 01 - 31 December 01


Opening Balance -1 Dec 01
                                              174,416.26

Receipts
                                              360,000.00          From The Delta Queen Steam Boat Co. -
                                                                  Hibernia - DQSC Master Cash - Account (812-395-335)
                                               90,000.00          From Great Ocean Cruise Line LLC - Hibernia -
                                                                  MQ Steamer - Account (812-502-719)
                                               90,000.00          From Great AQ Steamboat LLC - Hibernia -
                                                                  AQ Steamer - Account (812-395-343)
                                             -----------
                                              540,000.00          Total Receipts

Disbursements
                                              (75,000.00)         To Great River Cruise Line - Hibernia -
                                                                  DQSC Steamer - Account (812-395-270)
                                             (560,322.24)         Payroll
                                             -----------
                                             (635,322.24)         Total Disbursements

Closing Balance - 31 Dec 01
                                               79,094.02

                            Receipts & Disbursements             Attachment 2-4
                         The Delta Queen Steamboat Co.
R&D - iBankOne               Case No: 01-10970 (EIK)                  Unaudited
DQ Credit Cards                    Bank One
                            Delta Queen Credit Cards
                           Account # - 552-0110062868
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                       3,617.00

Receipts                                 600.00         Credit Card Charge Back Reversal -
                                                        Paymentech
                                      ---------
                                         600.00         Total Receipts

Disbursements

                                      (3,617.00)        To American Hawaii Properties Corporation -
                                                        Bank One - AHC Honolulu Payroll
                                                        Account (552-0110673379)
                                        (600.00)        To Great Hawaiian Properties Corporation -
                                                        Bank One - AHC Mainland Payroll
                                                        Account (552-0110673387)
                                      ---------
                                      (4,217.00)

Closing Balance - 31 Dec 01
                                           0.00

                            Receipts & Disbursements             Attachment 2-5
                         The Delta Queen Steamboat Co.
R&D - HIBERNIA               Case No: 01-10970 (EIK)                  Unaudited
DQSC RECEIPTS                      Hibernia
                                 DQSC Receipts
                            Account # - 882-390-047
                         1 December 01 - 31 December 01


Opening Balance - 1 Dec 01
                                    147,167.67
Receipts
                                    272,431.99         DQ Receipts - FY 01 Voyages
                                    ----------

                                    272,431.99         Total Receipts
Disbursements
                                    (38,256.22)        Returned Check Deposit
                                    ----------

                                    (38,256.22)        Total Disbursements

Closing Balance - 31 Dec 01
                                    381,343.44

                            Receipts & Disbursements             Attachment 2-6
                         The Delta Queen Steamboat Co.
R&D -Lasaue                  Case No: 01-10970 (EIK)                  Unaudited
DQSC Receipts                       LaSalle
                                 DQSC Receipts
                             Account # - 5800155839
                         1 December 01 - 31 December 01


Openings Balance - 1 Dec 01
                                         0.00

Receipts
                                   239,567.00          From American Classic Voyages Co. - Credit Suisse
                                                       Asset Management - American Classic Voyages
                                                       Account 247003452
                                   ----------
                                   239,567.00          Total Receipts

Disbursements

                                   ----------
                                         0.00          Total Disbursements


Closing Balance - 31 Dec 01
                                   239,567.00

                                                                   Attachment 4


                              AMCV US SET OF BOOKS
                                INCOME STATEMENT                        Page: 1
                             Current Period: DEC-O1

currency USD
 Company=20 (DELTA QUEEN STEAM CO)


                                                      PTD-Actual
                                                        DEC-O1
                                                      ----------

Revenue
Gross Revenue                                               0.00
Allowances                                                  0.00
Net Revenue                                                 0.00
Operating Expenses
Air                                                         0.00
Hotel
                                                            0.00
Commissions                                                 0.00
Onboard Expenses                                            0.00
Passenger Expenses                                          0.00
Vessel Expenses                                             0.00
Layup/Drydock Expense                                       0.00
Vessel Insurance                                            0.00
Total Operating Expenses                                    0.00
Gross Profit                                                0.00
G&A Expenses
  Sales & Marketing                                         0.00
  Pre-Opening Costs                                         0.00
Total SG&A Expenses                                         0.00
EBITDA                                                      0.00
Depreciation                                           43,290.79
Operating Income                                      (43,290.79)
Other Expense/(Income)
Interest Income                                             0.00
  Interest Expense                                          0.00
Equity in Earnings for Sub                                  0.00
  Total Other Expense/(Income)                              0.00

Net Pretax Income/(Loss)                              (43,290.79)
Income Tax Expense                                          0.00
Net Income/(Loss)                                     (43,290.79)

                                                                 Attachment 5-1


                              AMCV US SET OF BOOKS
                                 BALANCE SHEET                          Page: 1
                             Current Period: DEC-01

currency USD
 Company=20 (DELTA QUEEN STEAM CO)


                                                YTD-Actual                YTD-Actual
                                                  DEC-O1                    OCT-01
                                               -------------             -------------

ASSETS

  Cash and Equivalent                             212,652.44              2,494,983.63
  Restricted Cash                                 381,343.44                      0.00
  Marketable Securities                                 0.00                      0.00
  Accounts Receivable                              (3,907.24)                     0.00
  Inventories                                     638,890.81                840,779.06
  Prepaid Expenses                                 (9,316.08)                13,147.33
  Other Current Assets                                  0.00                      0.00
                                               -------------             -------------
          Total Current Assets                  1,219,663.37              3,348,970.02
  Fixed Assets                                  8,202,345.75              8,202,345.75
  Accumulated Depreciation                     (5,282,697.70)            (5,195,800.16)
                                               -------------             -------------
          Net Fixed Assets                      2,919,648.05              3,006,545.59
  Net Goodwill                                          0.00                      0.00
  Intercompany Due To/From                     39,647,865.20             37,437,552.28
  Net Deferred Financing Fees                           0.00                  5,434.15
  Net Investment in Subsidiaries               33,064,619.49             33,999,708.26
  Other Non Current Assets                              0.00                      0.00
                                               -------------             -------------
          Total Other Assets                   72,712,484.69             71,442,694.69
                                               -------------             -------------
          Total Assets                         76,851,796.11             77,798,150.30
                                               -------------             -------------

                                                                 Attachment 5-2


                             AMCV US SET OF BOOKS
                                 BALANCE SHEET                          Page: 2
                            Current Period: DEC-01


currency USD
  Company=20 (DELTA QUEEN STREAM CO)


                                                    YTD-Actual                 YTD-Actual
                                                      DEC-01                     OCT-01
                                                   -------------             -------------

LIABILITIES

   Accounts Payable                                         0.00                      0.00
   Accrued Liabilities                                 81,066.27                      0.00
   Depostis                                                 0.00                      0.00
         Total Current Liabilities                     81,066.27                      0.00
   Long Term Debt                                           0.00                      0.00
   Other Long Term Liabilities                     10,074,846.20              9,993,779.93

OTHER
   Liabilities Subject to Compromise                  577,835.68                577,835.68
         Total Other                                  577,835.68                577,835.68

OWNER'S EQUITY
   Common Stock                                         1,000.00                  1,000.00
   Add'l Paid In Capital                           33,564,332.71             33,564,332.71
   Current Net Income (Loss)                       (3,893,941.38)            (2,866,520.92)
   Retained Earnings                               36,527,722.90             36,527,722.90
                                                   -------------             -------------
         Total Owner's Equity                      66,199,114.23             67,226,534.69
                                                   -------------             -------------
         Total Liabilities & Other &               76,851,796.11             77,798,150.30
                                                   -------------             -------------

The Delta Queen Steamboat Co.
Case #: 01-10970


                    Summary List of Due To/Due From Accounts
                    For the Period Ending December 31, 2001


                                                          BEGINNING                                                  ENDING
AFFILIATE NAME                          CASE NUMBER        BALANCE             DEBITS           CREDITS              BALANCE

American Classic Voyages Co.             01-10954        (4,000,011.26)      2,089,744.82      2,839,959.53       (4,750,225.97)
AMCV Cruise Operations, Inc.             01-10967       100,186,132.65       1,155,343.63          5,672.18      101,335,804.10
Great AQ Steamboat, L.L.C                01-10960       (17,006,151.42)                --                --      (17,006,151.42)
Great Pacific NW Cruise Line, L.L.C      01-10977        (8,454,538.67)         17,728.99                --       (8,436,809.68)
Great River Cruise Line, L.L.C           01-10963        (6,503,744.23)          1,530.00        209,472.29       (6,711,686.52)
Great Ocean Cruise Line, L.L.C           01-10959       (14,318,262.10)                --         31,718.00      (14,349,980.10)
Cruise America Travel, Incorporated      01-10966           188,791.88          80,582.45            191.12          269,183.21
Delta Queen Coastal Voyages, L.L.C       01-10964          (901,221.80)                --                --         (901,221.80)
Cape Cod Light, L.L.C                    01-1'0962       (1,436,292.11)                --                --       (1,436,292.11)
Cape May Light, L.L.C                    01-10961        (8,451,794.56)                --            500.00       (8,452,294.56)
Cruise America Travel, Incorporated
  (Footnote # )                          01-10966               340.16                 --                --              340.16
Project America, Inc.                    N/A             (2,936,984.22)                --                --       (2,936,984.22)
Oceanic Ship Co.                         NIA               (126,934.33)                --                --         (126,934.33)
Project America Ship I, Inc.             NIA                255,723.41                 --                --          255,723.41
Project America Ship II, Inc.            NIA               (142,646.25)                --                --         (142,646.25)
Ocean Development Co.                    01-10972         2,218,293.41           2,711.10                --        2,221,004.51
Great Hawaiian Cruise Line, Inc.         01-10975            (1,286.35)                --                --           (1,286.35)
Great Hawaiian Properties
  Corporation                            01-10971           751,438.57         105,263.84                --          856,702.41
American Hawaiian Properties
  Corporation                            01-10976              (316.33)          6,029.32                --            5,712.99
Great Independence Ship Co.              01-10969           (27,551.11)                --                --          (27,551.11)
Cat 11, Inc.                             01-10968              (100.00)                --                --             (100.00)
                                                        --------------       ------------      ------------      --------------
                                                         39,292,885.34       3,458,934.15      3,087,513.12       39,664,306.37
                                                        ==============       ============      ============      ==============

                         The Delta Queen Steamboat Co.




                            Monthly Operating Report
                            As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001




                                  Attachment 7


                                 Not Applicable

                         The Delta Queen Steamboat Co.




                            Monthly Operating Report
                            As of December 31, 2001
           And for the Period December 1, 2001 thru December 31, 2001




                                  Attachment 8


                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY           CASE NUMBER: 01-10970 (EIK)


                           MONTHLY OPERATING REPORT
                            AS OF DECEMBER 31, 2001
                                      AND
                           FOR THE MONTH THEN ENDED

                                 ATTACHMENT 9
                  NOTES TO DECEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. Investment in subsidiaries has not been adjusted to record net income of subsidiaries for the period, pending final review and analysis of all accounts.